                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  US Office Products Company, et al.             Case Number: 01-646 (PJW)
------------------------------------------                          ------------
             Debtors             Reporting Period: April 29, 2001 - May 26, 2001


                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DOCUMENT            EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.          ATTACHED             ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                    MOR - 1             X                 Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)     MOR - 1 (CON'T)                       See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                   See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                X                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                        MOR - 2             X                 Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                  MOR - 3             X                 Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                   MOR - 4             X                 Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                           MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                          X                 Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                   MOR - 5             X                 Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                           MOR - 5             X                 Exhibit H
------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




  /s/ Kevin J. Thimjon                                                                                                7/2/01
---------------------------------------------------------------------------                                        -----------------
Signature of Debtor                                                                                                Date



---------------------------------------------------------------------------                                        -----------------
Signature of Joint Debtor                                                                                          Date

  /s/ Kevin J. Thimjon                                                                                                7/2/01
--------------------------------------------------------------------------------                                   -----------------
Signature of Authorized Individual*                                                                                Date


  Kevin J. Thimjon                                                                                SVP & Corporate Controller
--------------------------------------------------------------------------------                ------------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

7/2/2001                                                               Form MOR

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
           REQUIREMENTS FOR THE PERIOD APRIL 29, 2001 TO MAY 26, 2001

In Re: US Office Products Company                        Case No. 01-00646 (PJW)
      ----------------------------------                         ---------------
                  Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, Kevin J. Thimjon, Senior Vice President and Corporate Controller, of the US Office Products Company, named as debtor in this case, declare under the penalty of perjury that I have reviewed the bank statements and the associated reconciliation of the Company's cash disbursement accounts and that they are true and correct to the best of my knowledge, information and belief.

     Date:      7/2/01                     Signature: /s/ Kevin J. Thimjon
           -------------------                       --------------------------

                  Kevin J. Thimjon, Senior Vice President & Corporate Controller
                  --------------------------------------------------------------
                  (Print or type name of individual signing on behalf of debtor)


The business of the Debtor and its affiliates is complex. While every effort has been made to make these reconciliations accurate and complete, unintentional errors or omissions may exist. In the event that errors or omissions are discovered, these reconciliations will be supplemented or amended, as appropriate.

                                                                       EXHIBIT A

----------------------------------------------------------------------------------------------------------------------------
US OFFICE PRODUCTS
MONTHLY CASHFLOW - MAY 2001

                                                                                                          TOTAL
                                                    WEEK 1       WEEK 2        WEEK 3       WEEK 4        MAY-01
                                                    ACTUAL       ACTUAL        ACTUAL       ACTUAL        ACTUAL
----------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                              22,775        22,984        13,334        4,111        63,204
----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                   22,775        22,984        13,334        4,111        63,204
----------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
    Net Operating Disbursements                     19,510        19,705         4,927        4,398        48,540
    Payroll and Payroll Taxes & Employee Benefits    9,059           462         1,380          623        11,524
    Retention Payments                                --           3,532          --           --           3,532
    Other                                             --            --            --           --            --

----------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                       28,569        23,699         6,307        5,021        63,596
----------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                        (5,794)         (715)        7,027         (910)         (392)
----------------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B

US OFFICE PRODUCTS
SUMMARY OF MAY CASH DISBURSEMENTS

                                   LEGAL ENTITY NAME                         LEGAL ENTITY CODE             TOTAL CASH DISBURSEMENT
              ------------------------------------------------------------   -------------------------    -----------------------
      1       Bindery Systems, Inc.                                          BDSI                                              -
      2       Central Texas Office Products, Inc.                            CTOP                                   4,735,018.10
      3       Dulworth Office Furniture Company                              DULW                                              -
      4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                              -
      5       Interiors Acquisition Corporation                              INAC                                              -
      6       Kentwood Office Furniture, Inc.                                KOFI                                     535,763.46
      7       KOF-CT Acquisition Corporation                                 KOFA                                              -
      8       McWhorter's, Inc.                                              MCWT                                   3,183,539.26
      9       Modern Food Systems, Inc.                                      MFSI                                     694,549.65
     10       Modern Vending, Inc.                                           MVNI                                     694,549.65
     11       OE Acquisition Corporation                                     OEAC                                              -
     12       ReWork Acquisition Corporation                                 RWAC                                              -
     13       Sletten Vending Service, Inc.                                  SVSI                                   1,069,055.75
     14       The Systems House, Inc.                                        TSHI                                      89,653.99
     15       US Office Products Company                                     USOP                                   2,378,888.05
     16       US Office Products, Chicago District, LLC                      OPCD                                  14,029,057.41
     17       US Office Products, Colorado District, LLC                     OPCO                                   1,762,067.79
     18       US Office Products, Florida District, LLC                      OPFL                                   3,774,930.17
     19       US Office Products, Georgia District, LLC                      OPGA                                     842,205.38
     20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                   4,668,741.67
     21       US Office Products, Mid-South District, LLC                    OPMS                                   2,672,358.59
     22       US Office Products, North Atlantic District, Inc.              OPNA                                     191,008.80
     23       US Office Products, Northwest District, LLC                    OPNW                                   5,742,569.69
     24       US Office Products, South Central District, Inc.               OPSC                                   3,812,673.03
     25       USOP Holding Co. of Mexico, Inc.                               UHCM                                              -
     26       USOP Merchandising Company                                     OPMC                                       3,131.90
     27       USOPN, Inc.                                                    OPNI                                              -
     28       Vend-Rite Service Corporation                                  VRSC                                   7,774,285.74

                                                                                                          -----------------------
                                TOTAL CASH DISBURSEMENT                                                            58,654,048.08
                                                                                                          =======================

Note: Revenue was used to allocate certain disbursements including but not limited to payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.

                                                                       EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                     FOR THE FOUR WEEKS ENDED MAY 26, 2001
                                ($'S THOUSANDS)


                                                                  USOP-NA    US REFRESH    MCWHORTERS     USOP PARENT       TOTAL
                                                                  -------    ----------    ----------     -----------       -----
Net Revenues                                                  $    31,465     $ 6,676      $ 3,497       $     -        $  41,638
Cost of Revenues                                                   30,166       5,388        2,638             -           38,192
                                                              --------------------------------------------------------------------
     Gross Profit                                                   1,299       1,288          859             -            3,446

Selling, General & Admin. Expenses                                 16,949       1,257        1,535             (71)        19,670
Amortization Expense                                                  -           -            -               -              -
Impaired asset write-offs                                            (164)                                                   (164)
Operating Restructuring Costs                                         112          13          -               -              125
                                                              --------------------------------------------------------------------
     Operating Income (Loss)                                      (15,598)         18         (676)             71        (16,185)
                                                              --------------------------------------------------------------------

Other (Income)/Expense:
     Interest (Income)/Expense                                         17         -            (17)           (255)          (255)
     Unrealized Foreign Currency transaction (Gain) Loss              -           -            -            (1,246)        (1,246)
     Equity in loss of affiliates                                      13         -            -             2,315          2,328
     (Gain)/loss on closure of business                           153,560         680          -          (120,412)        33,828
     Other (income)/expense                                           (79)        -            -               507            428
                                                              --------------------------------------------------------------------
          Total Other (Income)/Expense                            153,511         680          (17)       (119,091)        35,083


                                                              --------------------------------------------------------------------
Income (Loss) before provision for Income Taxes                  (169,109)       (662)        (659)        119,162        (51,268)

Provision for (benefit from) income taxes                             -           -            -               -              -

                                                              --------------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                  $  (169,109)    $  (662)     $  (659)      $ 119,162      $ (51,268)
                                                              ====================================================================

                                                                       EXHIBIT D

                               US Office Products
                                 Balance Sheet
                                   May 2001

                                                   USOP - NA  US REFRESH  MCWHORTERS  USOP PARENT  USOP ELIMS      TOTAL
                                                   ---------  ----------  ----------  -----------  ----------      -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                       $     -     $  3,483    $  6,029    $  35,407   $      -     $  44,919
     Accounts Receivable, net                            -        2,263         324        6,000          -         8,587
     Inventory, net                                      -        3,467       9,884          -              5      13,356
     Prepaid expenses and other current assets        14,444      3,175       2,387        6,839          -        26,845
                                                 -------------------------------------------------------------------------
          Total Current Assets                        14,444     12,388      18,624       48,246            5      93,707

     Property & Equipment, net                           -       30,715       7,104          926         (410)     38,335
     Intangible Assets, net                              -          -            53          -            -            53
     I/C Receivable from non-debtor entities                                              80,124                   80,124
     Other Assets                                    425,082        791         -         58,692     (467,503)     17,062

                                                 -------------------------------------------------------------------------
TOTAL ASSETS                                       $ 439,526   $ 43,894    $ 25,781    $ 187,988   $ (467,908)  $ 229,281
                                                 =========================================================================


LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                              $  35,633   $  3,139    $  3,564    $     -     $      -     $  42,336
     Accrued Compensation                                556        -           315        1,009          -         1,880
     Other accrued liabilities                         5,961        -         2,038        9,324           14      17,337
     I/C Payables/(Receivables)                          -       20,831       6,119      (26,950)         -            (0)
     I/C with non-debtor entities                                                            -                        -
     Bank Debt                                           -          -           -        569,176          -       569,176
     2003 Notes                                          -          -           -          4,144          -         4,144
     2008 Notes                                          -          -           -        361,813          -       361,813
     Other Liabilities                                 2,432        -         2,519           25          -         4,976
                                                 -------------------------------------------------------------------------
Total Pre-Petition Liabilities                        44,582     23,970      14,555      918,541           14   1,001,662
                                                 -------------------------------------------------------------------------
                                                                                                                      -
Post Petition Liabilities                                                                                             -
     Accounts Payable                                    -        1,935         989          -            -         2,924
     Accrued Compensation                                -          761          35          -            -           796
     I/C Payables/(Receivables)                          -        1,179       2,837       (4,016)         -             0
     Other accrued liabilities                           -        1,295        (113)      15,140           11      16,333
     Other Liabilities                                   -          -           -            -            -           -
                                                                                                                      -
                                                 -------------------------------------------------------------------------
Total Post-Petition Liabilities                          -        5,170       3,748       11,124           11      20,053
                                                 -------------------------------------------------------------------------
                                                                                                                      -
Total Liabilities                                     44,582     29,140      18,303      929,665           25   1,021,715
                                                                                                                      -
   Total Stockholders' Equity                        394,944     14,754       7,478     (741,677)    (467,933)   (792,434)
                                                                                                                      -
                                                 -------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY       $ 439,526   $ 43,894    $ 25,781    $ 187,988   $ (467,908)  $ 229,281
                                                 =========================================================================

                                                                       EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: US Office Products Company, et al.             Case Number:  01-646 (PJW)
-----------------------------------------
         Debtors                 Reporting Period: April 29, 2001 - May 26, 2001

                          SUMMARY OF POSTPETITION TAXES

USOP-NORTH AMERICA

------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX     AMOUNT WITHHELD      AMOUNT PAID   AMOUNT ASSUMED         DATE     CHECK NO.  ENDING TAX
                            LIABILITY         OR ACCRUED                       BY CORPORATE EXPRESS   PAID      OR EFT     LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding               $    520,346.83   $ 1,438,442.60    $ 1,479,308.56   $   479,480.87       05/04/01   ADP DEBIT     $ -
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                249,015.10       589,862.16        632,589.53       206,287.73       05/04/01   ADP DEBIT       -
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                239,348.48       589,862.16        622,922.91       206,287.73       05/04/01   ADP DEBIT       -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    20,718.58        12,116.93         22,525.26        10,310.25       05/04/01   ADP DEBIT       -
-----------------------------------------------------------------------------------------------------------------------------------
Income                      (3,530,396.81)    3,530,396.81                 -                -                                  -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES    $ (2,500,967.82)  $ 6,160,680.66    $ 2,757,346.26   $   902,366.58                                $ -
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding               $    122,830.83   $   327,428.96    $   341,116.80   $   109,142.99       05/04/01   ADP DEBIT     $ -
-----------------------------------------------------------------------------------------------------------------------------------
Sales                        2,740,198.42     1,923,473.86      1,748,121.02     2,915,551.26         05/01    EFT             -
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                  -        14,120.21                 -        14,120.21                                  -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    23,081.72        41,583.18         33,796.65        30,868.25       05/04/01   ADP DEBIT       -
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                   98,351.29        53,335.64          1,755.38       149,931.55         05/01    EFT             -
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property               90,600.95        66,247.45                 -       156,848.40         05/01    EFT             -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                          12,131.71         5,419.53          3,518.84        14,032.40         05/01                    -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL  $  3,087,194.92   $ 2,431,608.83    $ 2,128,308.69   $ 3,390,495.06                                $ -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES               $    586,227.10   $ 8,592,289.49    $ 4,885,654.95   $ 4,292,861.64                                $ -
-----------------------------------------------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-4

                                                                       EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
           Debtors              Reporting Period:  April 29, 2001 - May 26, 2001

                          SUMMARY OF POSTPETITION TAXES

USREFRESH

-----------------------------------------------------------------------------------------------------------------------------------
                           BEGINNING TAX    AMOUNT WITHHELD     AMOUNT PAID       DATE PAID         CHECK NO.     ENDING TAX
                             LIABILITY       OR ACCRUED                                              OR EFT        LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding               $     48,212.00   $   176,221.33    $   180,378.00    05/04 &05/18        ADP DEBIT    $   44,055.33
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                 27,384.75        73,116.33         82,222.00    05/04 &05/18        ADP DEBIT        18,279.08
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                 27,384.75        73,116.33         82,222.00    05/04 &05/18        ADP DEBIT        18,279.08
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                     3,431.75         1,377.00          3,431.75    05/04 &05/18        ADP DEBIT         1,377.00
-----------------------------------------------------------------------------------------------------------------------------------
Income                        (294,558.00)       32,414.00               -                                         (262,144.00)
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES    $   (188,144.75)  $   356,244.99    $   348,253.75                                     $ (180,153.51)
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding               $     18,523.42   $    38,363.44    $    47,296.00    05/04 &05/18        ADP DEBIT    $    9,590.86
-----------------------------------------------------------------------------------------------------------------------------------
Sales                          234,889.00       242,659.00        229,500.00                                        248,048.00
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                  -              -                 -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                     7,912.83         5,419.00         11,977.08    05/04 &05/18        ADP DEBIT         1,354.75
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                   (9,521.00)        2,502.00               -                                           (7,019.00)
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property               62,209.00        38,049.00               -                                          100,258.00
-----------------------------------------------------------------------------------------------------------------------------------
Other:                           6,478.00                                                                             6,478.00
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL  $    320,491.25   $   326,992.44    $   288,773.08                                     $  358,710.61
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES               $    132,346.50   $   683,237.43    $   637,026.83                                     $  178,557.10
-----------------------------------------------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-4

                                                                       EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
              Debtors            Reporting Period: April 29, 2001 - May 26, 2001

                          SUMMARY OF POSTPETITION TAXES

MCWHORTERS

-------------------------------------------------------------------------------------------------------------------------------
                           BEGINNING TAX    AMOUNT WITHHELD     AMOUNT PAID       DATE PAID         CHECK NO.      ENDING TAX
                             LIABILITY        OR ACCRUED                                             OR EFT        LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding               $     23,709.21   $    93,448.93    $    93,795.91    05/04 &05/18        ADP DEBIT    $   23,362.23
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                 14,347.41        55,610.38         56,055.19    05/04 &05/18        ADP DEBIT        13,902.60
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                 14,347.39        55,610.22         56,055.05    05/04 &05/18        ADP DEBIT        13,902.56
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                       582.45         1,494.58          1,703.39    05/04 &05/18        ADP DEBIT           373.64
-------------------------------------------------------------------------------------------------------------------------------
Income                                -                -                 -                                                 -
-------------------------------------------------------------------------------------------------------------------------------
Other:                                -                -                 -                                                 -
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES    $     52,986.46   $   206,164.11    $   207,609.54                                     $   51,541.03
-------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding               $      4,942.25   $    19,836.61    $    19,819.71    05/04 &05/18        ADP DEBIT    $    4,959.15
-------------------------------------------------------------------------------------------------------------------------------
Sales                          219,835.97       269,587.64        208,852.25                                        280,571.36
-------------------------------------------------------------------------------------------------------------------------------
Excise                                -                -                 -                                                 -
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                     2,876.52           990.92          3,619.71    05/04 &05/18        ADP DEBIT           247.73
-------------------------------------------------------------------------------------------------------------------------------
Real Property                         -                -                 -                                                 -
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                     -                -                 -                                                 -
-------------------------------------------------------------------------------------------------------------------------------
Other:                                -           6,493.69          6,493.69                                               -
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL  $    227,654.74   $   296,908.86    $   238,785.36                                     $  285,778.24
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES               $    280,641.20   $   503,072.97    $   446,394.90                                     $  337,319.27
-------------------------------------------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-4

                                                                       EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
              Debtors           Reporting Period:  April 29, 2001 - May 26, 2001

                          SUMMARY OF POSTPETITION TAXES

US OFFICE PRODUCTS-PARENT

----------------------------------------------------------------------------------------------------------------------------------
                           BEGINNING TAX    AMOUNT WITHHELD     AMOUNT PAID      DATE PAID          CHECK NO.      ENDING TAX
                             LIABILITY        OR ACCRUED                                             OR EFT        LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------------------------------
Withholding               $     13,166.65   $    92,427.17    $    82,487.03    5/04 & 5/18         ADP DEBIT    $   23,106.79
----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                    715.72         5,211.09          4,624.04    5/04 & 5/18         ADP DEBIT         1,302.77
----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                    715.72         5,211.09          4,624.04    5/04 & 5/18         ADP DEBIT         1,302.77
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                         3.37             2.43              5.19    5/04 & 5/18         ADP DEBIT             0.61
----------------------------------------------------------------------------------------------------------------------------------
Income                                -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
Other:                                -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES    $     14,601.46   $   102,851.78    $    91,740.30                                     $   25,712.94
----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------------
Withholding               $      2,469.08   $    22,799.49    $    19,568.70    5/04 & 5/18         ADP DEBIT    $    5,699.87
----------------------------------------------------------------------------------------------------------------------------------
Sales                                 -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
Excise                                -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                        15.47             8.81             22.08    5/04 & 5/18         ADP DEBIT             2.20
----------------------------------------------------------------------------------------------------------------------------------
Real Property                         -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
Personal Property                     -                -                 -                                                 -
----------------------------------------------------------------------------------------------------------------------------------
Other:                                -              16.05             16.05        5/4             ADP DEBIT              -
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL  $      2,484.55   $    22,824.35    $    19,606.83                                     $    5,702.07
----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES               $     17,086.01   $   125,676.13    $   111,347.13                                     $   31,415.01
----------------------------------------------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-4

                                                                       EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
               Debtors          Reporting Period:  April 29, 2001 - May 26, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE

------------------------------------------------------------------------------------------------------------------------------
                              CURRENT        31 - 60        61 - 90     OVER 90       AMOUNT ASSUMED BY          TOTAL
                                                                                      CORPORATE EXPRESS
------------------------------------------------------------------------------------------------------------------------------
USOP-North America          31,331,269.25    670,960.85     46,244.90          -         32,048,475.00                      -
------------------------------------------------------------------------------------------------------------------------------
USRefresh                    1,933,921.00        603.00             -          -                     -           1,934,524.00
------------------------------------------------------------------------------------------------------------------------------
McWhorters                     988,914.00             -             -          -                     -             988,914.00
------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                             -             -             -          -                     -                      -
------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE    $ 34,254,104.25   $671,563.85    $46,244.90        $ -       $ 32,048,475.00         $ 2,923,438.00
------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-4

                                                                       EXHIBIT G



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
          Debtors               Reporting Period:  April 29, 2001 - May 26, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


      US OFFICE PRODUCTS-NORTH AMERICA

      --------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                            AMOUNT
      --------------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period      $ 116,063,495.00
      --------------------------------------------------------------------------------------------
      + Amounts billed during the period                                         31,465,000.00
      --------------------------------------------------------------------------------------------
      - Amounts collected during the period                                     (36,066,733.00)
      --------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AS OF MAY 14, 2001                            $ 111,461,762.00
      --------------------------------------------------------------------------------------------
      AMOUNT ASSUMED BY CORPORATE EXPRESS                                     $ 111,461,762.00
      --------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD            $            -
      --------------------------------------------------------------------------------------------


      --------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
      --------------------------------------------------------------------------------------------
      0 - 30 days old                                                          $ 64,448,558.00
      --------------------------------------------------------------------------------------------
      31 - 60 days old                                                           26,857,255.00
      --------------------------------------------------------------------------------------------
      61 - 90 days old                                                            8,477,322.00
      --------------------------------------------------------------------------------------------
      91+ days old                                                               11,678,627.00
      --------------------------------------------------------------------------------------------
      Total Accounts Receivable                                                 111,461,762.00
      --------------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                 (5,544,972.00)
      --------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET) AS OF MAY 14, 2001                            $ 105,916,790.00
      --------------------------------------------------------------------------------------------
      AMOUNT ASSUMED BY CORPORATE EXPRESS                                     $ 105,916,790.00
      --------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                               $            -
      --------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-5

                                                                       EXHIBIT G


                                     UNITED STATES BANKRUPTCY COURT
                                          DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
            Debtors             Reporting Period:  April 29, 2001 - May 26, 2001

                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


      USREFRESH

      ------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                            AMOUNT
      ------------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period      $   2,679,262.00
      ------------------------------------------------------------------------------------------
      + Amounts billed during the period                                          6,676,000.00
      ------------------------------------------------------------------------------------------
      - Amounts collected during the period                                      (6,785,177.00)
      ------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD            $   2,570,085.00
      ------------------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
      ------------------------------------------------------------------------------------------
      0 - 30 days old                                                         $   1,669,659.00
      ------------------------------------------------------------------------------------------
      31 - 60 days old                                                              388,102.00
      ------------------------------------------------------------------------------------------
      61 - 90 days old                                                               96,267.00
      ------------------------------------------------------------------------------------------
      91+ days old                                                                  416,057.00
      ------------------------------------------------------------------------------------------
      Total Accounts Receivable                                                   2,570,085.00
      ------------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                   (306,592.00)
      ------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                               $   2,263,493.00
      ------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-5

                                                                       EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
           Debtors              Reporting Period:  April 29, 2001 - May 26, 2001

                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


      MCWHORTERS

      -----------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                           AMOUNT
      -----------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period      $     350,113.00
      -----------------------------------------------------------------------------------------
      + Amounts billed during the period                                          3,494,000.00
      -----------------------------------------------------------------------------------------
      - Amounts collected during the period                                      (3,494,632.00)
      -----------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD            $     349,481.00
      -----------------------------------------------------------------------------------------


      -----------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
      -----------------------------------------------------------------------------------------
      0 - 30 days old                                                         $     288,246.00
      -----------------------------------------------------------------------------------------
      31 - 60 days old                                                               14,108.00
      -----------------------------------------------------------------------------------------
      61 - 90 days old                                                                6,562.00
      -----------------------------------------------------------------------------------------
      91+ days old                                                                   40,565.00
      -----------------------------------------------------------------------------------------
      Total Accounts Receivable                                                     349,481.00
      -----------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                    (25,332.00)
      -----------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                               $     324,149.00
      -----------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-5

                                                                       EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
               Debtors          Reporting Period:  April 29, 2001 - May 26, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


      US OFFICE PRODUCTS-PARENT

      -------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                           AMOUNT
      -------------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period      $            -
      -------------------------------------------------------------------------------------------
      + Amounts billed during the period                                         12,000,000.00
      -------------------------------------------------------------------------------------------
      - Amounts collected during the period                                                -
      -------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD            $  12,000,000.00
      -------------------------------------------------------------------------------------------


      -------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
      -------------------------------------------------------------------------------------------
      0 - 30 days old                                                         $  12,000,000.00
      -------------------------------------------------------------------------------------------
      31 - 60 days old                                                                     -
      -------------------------------------------------------------------------------------------
      61 - 90 days old                                                                     -
      -------------------------------------------------------------------------------------------
      91+ days old                                                                         -
      -------------------------------------------------------------------------------------------
      Total Accounts Receivable                                                  12,000,000.00
      -------------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                 (6,000,000.00)
      -------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                               $   6,000,000.00
      -------------------------------------------------------------------------------------------

7/2/2001                                                           Form MOR-5

                                                                       EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
           Debtors              Reporting Period:  April 29, 2001 - May 26, 2001

                              DEBTOR QUESTIONNAIRE


US OFFICE PRODUCTS-NORTH AMERICA

------------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                    YES                      NO
------------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                           X
------------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period?  If yes, provide an explanation below.                                         X
------------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                       X
------------------------------------------------------------------------------------------------------------------------------------

Effective May 14, 2001, Corporate Express acquired substantially all of the assets of USOP-NA.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

7/2/2001                                               Form MOR-5 (continued)

                                                                      EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
          Debtors               Reporting Period:  April 29, 2001 - May 26, 2001

                              DEBTOR QUESTIONNAIRE


US OFFICE PRODUCTS-PARENT

---------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                              YES          NO
---------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period?  If yes, provide an explanation below.                       X
---------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                         X
---------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

7/2/2001                                               Form MOR-5 (continued)

                                                                       EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
           Debtors              Reporting Period:  April 29, 2001 - May 26, 2001

                              DEBTOR QUESTIONNAIRE


USREFRESH

---------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                              YES          NO
---------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period?  If yes, provide an explanation below.                       X
---------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                         X
---------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

7/2/2001                                               Form MOR-5 (continued)

                                                                       EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  US Office Products Company, et al.            Case Number:  01-646 (PJW)
------------------------------------------
             Debtors            Reporting Period:  April 29, 2001 - May 26, 2001

                              DEBTOR QUESTIONNAIRE


MCWHORTERS

---------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                              YES          NO
---------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period?  If yes, provide an explanation below.                       X
---------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                         X
---------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                 X
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

7/2/2001                                               Form MOR-5 (continued)

                                  Page 1 of 1